Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 UNITED STATES CODE SECTION 1350

In connection with the Quarterly Report of INDUS Realty Trust, Inc. (the “Company”) on Form 10-Q for the quarter ended March 31, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Periodic Report”), I, Jon W. Clark, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.           The Periodic Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

2.           The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JON W. CLARK
Jon W. Clark
Executive Vice President and Chief Financial Officer
May 10, 2022